UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

(Exact name of registrant as specified in charter)

6125 Memorial Drive Dublin, OH	43017

(Address of principal executive offices)	(Zip code)

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2005

Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.

The Flex-funds

2005 Semiannual Report

June 30, 2005

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

The Flex-funds	2005 Semiannual Report | June 30, 2005

President’s Letter to Shareholders

It is no secret that it has been an extraordinarily trying time for investors. Most stock market indices, including the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite have recorded negative returns for the first 6 months of 2005. Perhaps more impressively, these same indexes have recorded negative cumulative returns for the five years ending June 30, 2005. The Dow has declined by 1.6% since June 30, 2000, while the S&P 500 Index has declined by 18.1% and the NASDAQ Composite has declined by 48.1%! Though there have been brief upswings, making significant positive returns throughout this period has been challenging, to say the least.

Recently, it has not been any easier for fixed income and money market investors. Though both short-term and long-term interest rates have rebounded from their 40+ year lows in 2003, these rates continue to remain below their historical averages. Even though the Federal Reserve has raised the Fed Funds rate a total of 10 times over the past 14 months, long-term rates have actually fallen slightly over the same time period. This has led Federal Reserve Chairman Alan Greenspan to call this phenomenon a “conundrum.”

Given all this market uncertainty, we are pleased to say that three of our five equity funds outperformed their respective market indices for the first six months of this year, and two of the five had positive total returns over the same period, even in light of the stock market being down for the first six months of this year.

Also in the good news department, The Flex-funds Money Market Fund continues its strong performance, again ranking in the top 10% of general purpose retail money market funds for the six months ended June 30, 2005. Of even greater significance, The Money Market Fund has been in the top 10% of money market funds for every single 12 month period since its inception in 1985.

But we know we can do better.

As the investment landscape continues to evolve, we recognize that we must evolve as well. With this thought in mind, over the past year we embarked on a formal long-term strategic planning process, utilizing outside consultants to help ensure we addressed all the critical factors for future success. This long, thought provoking process led us to many ideas, plans and conclusions, culminating in a well defined long-term vision for The Flex-funds and Meeder Asset Management, the investment advisor to The Flex-funds. One of the outcomes of this vision was an updated mission statement and a set of new core values. Recently, we presented our new long-term vision in group settings to every single employee in the company. Initial feedback has been very positive. I would like to share these values along with our new mission statement with you on page 3.

This was a very interesting process for our organization. While keeping the best from the past, we recognized that, in order to succeed going forward, we needed to add to our existing resources and processes. To that end, we have made the following improvements:

•	After a great deal of research, we have recently completed the process of improving our asset allocation decision models which determine asset allocation between stocks, bonds and money market securities for The Muirfield Fund. Here, very importantly, we are taking the best from the past, while adding new, even more quantitative ways of evaluating the risk/reward relationships of the stock market in the coming months and years.

•	We have upgraded our fixed income interest rate model, which we are confident will improve our abilities to react and adjust to changes in interest rates, which we believe will improve our fixed income results going forward. We won’t always be right, of course, but we believe this model improves our abilities in the fixed income arena.

•	We recently implemented significant enhancements to our security selection models, employing a much more highly quantitative approach.

•	We have added additional portfolio managers, including another Chartered Financial Analyst (CFA), Albert Chu. Albert brings tremendous industry expertise and a strong investment track record.

The Flex-funds	2005 Semiannual Report | June 30, 2005

•	We have brought in significant industry expertise in our operational areas as well, including a new chief operating officer. Many of you may recognize his name, Dale Smith. Dale has been an active industry leader in the mutual fund community, serving in a variety of management positions for over 20 years.

•	We have added additional technology resources, effectively doubling our technology staff over the past 18 months.

•	Effective April 30, 2005, we changed the investment strategy of The Highlands Growth Fund. This strategy offers investors the same long-term investment growth potential previously available only to Meeder Asset Management’s institutional clients. The Fund’s investment objective will remain long-term growth of capital. In addition to the change in investment strategy, we renamed the fund The Quantex Fund. This name change will better reflect the Fund’s new quantitative investment strategy.

But while some things change, others stay the same. Nancy Roberts recently celebrated her 10th anniversary with us. Congratulations Nancy. I know many of you have spoken with Nancy over the years in her role as a shareholder services representative. As an important shareholder of our Funds, if you have any questions whatsoever about your investment, please do not hesitate to call us at 1-800-325-3539. Ask for Nancy. If there are better shareholder services representatives than Nancy, I certainly haven’t met them.

There is genuine excitement in the air. One of our formally stated goals is for each of our Funds to consistently rank in the top 25% of its respective peer group over 3 to 5 year time periods. Ambitious? Yes. Are we going to go after it with total commitment, resolve and gusto? Absolutely.

Thank you for your continued confidence in The Flex-funds. You have our pledge that we are doing everything we can to meet our new mission statement which says:

“Every day, our mission is to exceed with integrity, passion, and discipline, the expectations of our clients’ overall investment experience.”

Sincerely,

Bob Meeder, Jr.
President, Meeder Asset Management and
The Flex-Funds
August 19, 2005

The Flex-funds	2005 Semiannual Report | June 30, 2005

MISSION STATEMENT

Every day, our mission is to exceed with integrity, passion, and discipline, the expectations of our clients’ overall investment experience.

CORE VALUES

The Client Is Our #1 Priority

Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectation of our clients and prospective clients.

Clarity Of Purpose

Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they will contribute to that vision.

Communication

We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity

We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation

Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well Being

We value the success and well-being of our associates. We recognize and reward our associates’ contributions.

Respect For Others

Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand

When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside preconceived opinions and quick judgment.

Teamwork

We are a synergistic organization that works as a team to exceed our objectives.

Profit

We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well-being.

The Flex-funds	2005 Semiannual Report | June 30, 2005

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2004 to June 30, 2005.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES

	Beginning Account Value (12/31/2004)	Ending Account Value (6/30/2005)	Expenses Paid During Period* (12/31/2004 - 6/30/2005)	Expense Ratio (Annualized)
The Muirfield Fund	$1,000.00	$972.60	$6.21	1.27%
The Total Return Utilities Fund	1,000.00	1,110.90	10.36	1.98%
The Quantex Fund	1,000.00	1,024.50	8.63	1.72%
The Dynamic Growth Fund	1,000.00	992.40	6.18	1.25%
The Aggressive Growth Fund	1,000.00	991.20	8.54	1.73%
The U.S. Government Bond Fund	1,000.00	1,006.60	5.47	1.10%
The Money Market Fund- Retail Class	1,000.00	1,011.50	2.29	0.46%
The Money Market Fund- Institutional Class	1,000.00	1,012.20	1.60	0.32%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE

(5% return before expenses)

	Beginning Account Value (12/31/2004)	Ending Account Value (6/30/2005)	Expenses Paid During Period* (12/31/2004 - 6/30/2005)	Expense Ratio (Annualized)
The Muirfield Fund	$1,000.00	$1,018.50	$6.36	1.27%
The Total Return Utilities Fund	1,000.00	1,014.98	9.89	1.98%
The Quantex Fund	1,000.00	1,016.27	8.60	1.72%
The Dynamic Growth Fund	1,000.00	1,018.60	6.26	1.25%
The Aggressive Growth Fund	1,000.00	1,016.22	8.65	1.73%
The U.S. Government Bond Fund	1,000.00	1,019.34	5.51	1.10%
The Money Market Fund- Retail Class	1,000.00	1,022.51	2.31	0.46%
The Money Market Fund- Institutional Class	1,000.00	1,023.21	1.61	0.32%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

The Flex-funds	2005 Semiannual Report | June 30, 2005

2005 Semiannual Report

Portfolio Holdings &

Financial Statements

Schedule of Investments

June 30, 2005 (unaudited)

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 64.8%
Aim Basic Value Fund — Class A #	89,989	2,911,131
Aim Mid Cap Basic Value Fund — Class A #	90,924	1,218,386
Aim Opportunities I Fund — Class A #	511,322	7,322,132
American Century Large Company Value Fund — Class A	1,087,122	6,990,193
American Century Value Fund — Class A	162,725	1,202,534
Federated Stock Trust Fund	78,852	2,930,145
Fidelity Advisor Equity Income Fund —Class A	245,859	6,844,717
iShares Dow Jones Select Dividend Index Fund	187,000	11,543,510
Scudder-Dreman Small Cap Value Fund	174,907	5,827,892

Total Registered Investment Companies (Cost $43,356,572)		46,790,640

U.S. Government Obligations — 22.5%
U.S. Treasury Bill, 2.725%, due 07/07/05	15,000,000	14,993,187
U.S. Treasury Bill, 2.785%, due 08/18/05 *	250,000	249,072
U.S. Treasury Bill, 2.972%, due 09/01/05 *	500,000	497,358
U.S. Treasury Bill, 2.93%, due 09/08/05 *	500,000	497,054

Total U.S. Government Obligations (Cost $16,236,955)		16,236,671

Repurchase Agreements — 13.0%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $9,520,271 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $9,543,120) purchase date 06/30/05	9,356,000	9,356,000

Total Repurchase Agreements (Cost $9,356,000)		9,356,000

Total Investments — 100.3% (Cost $68,949,527) (a)		72,383,311

Liabilities less Other Assets — (0.3%)		(137,387)

Total Net Assets — 100.0%		72,245,924

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	2,965	23,364
The Flex-funds Quantex Fund	3,248	53,072
The Flex-funds Muirfield Fund	10,461	51,991
The Flex-funds Total Return Utilities Fund	2,275	41,496

Total Trustee Deferred Compensation (Cost $166,522)		169,923

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)
Futures Contracts
Standard & Poors 500 expiring September 2005, notional value $17,932,500	60	(82,500)

Total Futures Contracts		(82,500)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,443,123
Unrealized depreciation	(9,338)

Net unrealized appreciation (depreciation)	$3,433,785

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 96.2%
Electric/Gas Utility — 12.9%
AGL Resources, Inc.	22,985	888,370
ATMOS Energy Corp.	18,355	528,624
MDU Resources Group, Inc.	19,440	547,625
NiSource, Inc.	42,460	1,050,036

		3,014,655

Electric Utility — 19.4%
Cinergy Corp.	19,105	856,286
Energy East Corp.	38,925	1,128,046
KeySpan Corp.	15,125	615,588
IDACORP, Inc.	23,660	724,706
Pepco Holdings, Inc.	18,600	445,284
Sierra Pacific Resources #	59,020	734,799

		4,504,709

Natural Gas (Distributor) — 18.2%
Enterprise Products Partners, L.P.	25,311	678,082
National Fuel Gas Co.	21,980	635,442
Nicor, Inc.	13,260	545,914
ONEOK, Inc.	25,205	822,943
Southern Union Co.	20,334	499,200
Vectren Corp.	24,525	704,603
WGL Holdings, Inc.	10,150	341,446

		4,227,630

Oil & Natural Gas — 33.9%
Anadarko Petroleum Corp.	7,165	588,605
Burlington Resources, Inc.	13,170	727,511
EOG Resources, Inc.	16,000	908,800
Equitable Resources, Inc.	14,700	999,600
Kinder Morgan Energy Partners, L.P.	21,868	1,113,518
Peoples Energy Corp.	12,245	532,167
Pioneer Natural Resources Co.	24,300	1,022,544
Questar Corp.	19,025	1,253,680
Ultra Petroleum Corp. #	24,885	755,509

		7,901,934

Telecommunication Services — 8.0%
Brasil Telecom ADR	13,645	492,584
China Mobile Limited ADR	25,725	478,228
Telefonos de Mexico SA de CV ADR	25,940	490,007
Vodafone AirTouch PLC — ADR	16,660	405,171

		1,865,990

Water Utility — 3.8%
Aqua America, Inc.	15,947	474,264
United Utilities PLC — ADR	17,170	410,878

		885,142

Total Common Stocks (Cost $17,302,392)		22,400,060

Security Description	Shares or Principal Amount ($)	Value ($)
Repurchase Agreements — 3.7%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $878,152 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $880,260) purchase date 06/30/05	863,000	863,000

Total Repurchase Agreements (Cost $863,000)		863,000

Total Investments — 99.9% (Cost $18,165,392) (a)		23,263,060

Liabilities less Other Assets — 0.1%		30,301

Total Net Assets — 100.0%		23,293,361

Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	1,042	8,211
The Flex-funds Quantex Fund	991	16,193
The Flex-funds Muirfield Fund	3,474	17,266
The Flex-funds Total Return Utilities Fund	735	13,406

Total Trustee Deferred Compensation (Cost $50,224)		55,076

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,287,445
Unrealized depreciation	(189,777)

Net unrealized appreciation (depreciation)	$5,097,668

ADR: American Depository Receipt

#	Represents non-income producing securities.
*	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 82.3%
Basic Materials — 8.7%
Allegheny Technologies, Inc.	7,400	163,244
Ashland, Inc.	2,600	186,862
Eastman Chemical Co.	2,700	148,905
Engelhard Corp.	4,800	137,040
Great Lakes Chemical Corp.	5,200	163,644
Hercules, Inc. #	10,000	141,500
Int’l Flavors & Fragrances, Inc.	3,700	134,014
Louisiana Pacific Corp.	5,700	140,106
Sigma — Aldrich Corp.	2,400	134,496
Temple — Inland, Inc.	4,300	159,745

		1,509,556

Communications — 7.5%
ADC Telecom., Inc. #	8,114	176,642
Andrew Corp. #	11,000	140,360
CenturyTel, Inc.	4,200	145,446
Ciena Corp. #	47,400	99,066
Citizens Communications Co.	10,200	137,088
Dow Jones & Co., Inc.	3,400	120,530
JDS Uniphase Corp. #	47,000	71,440
Meredith Corp.	2,700	132,462
Monster Worldwide, Inc. #	5,000	143,400
Tellabs, Inc. #	17,100	148,770

		1,315,204

Consumer Cyclical — 17.7%
Big Lots, Inc. #	12,600	166,824
Brunswick Corp.	3,000	129,960
Circuit City Stores, Inc.	10,500	181,545
Cooper Tire & Rubber Co.	6,900	128,133
Dana Corp.	8,500	127,585
Darden Restaurants, Inc.	5,400	178,092
Delta Air Lines, Inc. #	21,100	79,336
Dillards, Inc.	5,500	128,810
Hasbro, Inc.	7,600	158,004
Jones Apparel Group, Inc.	3,900	121,056
Liz Claiborne, Inc.	3,600	143,136
Maytag Corp.	7,400	115,884
Navistar International Corp. #	3,400	108,800
OfficeMax, lnc.	4,800	142,896
Reebok International, Ltd.	3,200	133,856
Sabre Holdings Corp.	6,700	133,665
The Goodyear Tire & Rubber Co. #	10,000	149,000
Tiffany & Co.	4,600	150,696
Toys R US, Inc. #	7,000	185,360
Visteon Corp.	16,100	97,083
Wendy’s International, Inc.	3,700	176,305
Whirlpool Corp.	2,100	147,231

		3,083,257

Consumer Noncyclical — 10.7%
Alberto — Culver Co.	3,000	129,990
Bausch & Lomb, Inc.	2,300	190,900
Convergys Corp. #	9,800	139,356
Equifax, Inc.	5,300	189,263
Humana, Inc. #	4,800	190,752
King Pharmaceuticals, Inc. #	11,700	121,914

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Manor Care, Inc.	4,200	166,866
Millipore Corp. #	3,000	170,190
Molson Coors Brewing Co.	2,000	124,000
Mylan Laboratories, Inc.	8,300	159,692
Supervalu, Inc.	4,300	140,223
Watson Pharmaceuticals, lnc. #	4,600	135,976

		1,859,122

Energy — 1.9%
Dynegy, Inc. #	32,700	158,922
Rowan Cos., Inc. #	5,700	169,347

		328,269

Financial — 2.5%
Apartment Investment & Management Co.	3,900	159,588
Federated Investors, Inc.	4,800	144,048
Janus Capital Group, Inc.	9,000	135,360
Wachovia Corp. Pref. Dividend Equalization	1,700	0

		438,996

Industrial — 13.8%
Allied Waste Industries, Inc. #	16,100	127,673
American Power Conversion Corp.	7,000	165,130
Applera Corp. — Applied Biosystems	7,000	137,690
Bemis Co.	5,200	138,008
Cummins, Inc.	1,800	134,298
Fluor Corp.	2,800	161,252
Goodrich Corp.	4,600	188,416
Pactiv Corp. #	5,800	125,164
Pall Corp.	4,900	148,764
PerkinElmer, lnc.	6,800	128,520
Power — One, Inc. #	17,500	110,425
Ryder Systems, Inc.	3,100	113,460
Sanmina — SCI Corp. #	17,900	97,913
Sealed Air Corp. #	2,700	134,433
Snap — On, Inc.	4,300	147,490
Stanley Works / The	3,000	136,620
Symbol Technologies, Inc.	8,800	86,856
Tektronix, Inc.	5,000	116,350

		2,398,462

Technology — 11.7%
Applied Micro Circuits Corp. #	36,400	93,184
BMC Software, Inc. #	8,100	145,395
Citrix Systems, Inc. #	6,300	136,458
Compuware Corp. #	23,600	169,684
Gateway, Inc. #	26,100	86,130
LSI Logic Corp. #	25,100	213,099
Mercury Interactive Corp. #	3,200	122,752
Novell, Inc. #	22,500	139,500
Novellus Systems, Inc. #	5,300	130,963
Nvidia Corp. #	6,300	168,336
Parametric Technology Corp. #	26,900	171,622
PMC — Sierra, Inc. #	14,200	132,486
QLogic Corp. #	3,900	120,393
Teradyne, Inc. #	8,800	105,336
Unisys Corp. #	14,700	93,051

		2,028,389

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Utilities — 7.8%
Allegheny Energy, Inc. #	7,600	191,672
Calpine Corp. #	41,800	142,120
Centrepoint Energy, Inc.	13,100	173,051
CMS Energy Corp. #	14,200	213,852
Nicor, Inc.	3,900	160,563
Peoples Energy Corp.	3,400	147,764
Pinnacle West Capital Corp.	3,300	146,685
TECO Energy, Inc.	9,500	179,645

		1,355,352

Total Common Stocks (Cost $13,142,649)		14,316,607

U.S. Government Obligations — 1.7%
U.S. Treasury Bill, 2.972%, due 09/01/2005 *	300,000	298,414

Total U.S. Government Obligations (Cost $298,497)		298,414

Repurchase Agreements — 13.2%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $2,339,366 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $2,344,980) purchase date 06/30/05	2,299,000	2,299,000

Total Repurchase Agreements (Cost $2,299,000)		2,299,000

Total Investments — 97.2% (Cost $15,740,146) (a)		16,914,021

Other Assets less Liabilities — 2.8%		486,653

Total Net Assets — 100.0%		17,400,674

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	1,532	12,072
The Flex-funds Quantex Fund	1,470	24,020
The Flex-funds Muirfield Fund	5,154	25,615
The Flex-funds Total Return Utilities Fund	1,128	20,575

Total Trustee Deferred Compensation (Cost $77,910)		82,282

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)
Futures Contracts
Russell 2000 expiring September 2005, notional value $2,893,950	9	47,850

Total Futures Contracts		47,850

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $161,152. Cost for federal income tax purposes of $15,901,298 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,176,076
Unrealized depreciation	(163,353)

Net unrealized appreciation (depreciation)	$1,012,723

ADR:	American Depository Receipt
#	Represents non-income producing securities.
*	Pledged as collateral on Futures Contracts.
**	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 94.7%
American Century Vista Fund #	375,681	5,319,640
Fidelity Advisor Leveraged Company Stock Fund — Class A	264,679	6,958,412
Fidelity Advisor Small Cap Fund — Class A	140,458	3,539,552
Goldman Sachs Mid Cap Value Fund	180,764	6,393,613
Hotchkis & Wiley Large Cap Value Fund — Class A	107	2,506
iShares Russell 1000 Value Index Fund	61,700	4,111,688

Total Registered Investment Companies (Cost $25,463,732)		26,325,411

U.S. Government Obligations — 1.4%
U.S. Treasury Bill, 2.972%, due 09/01/05 *	400,000	397,886

Total U.S. Government Obligations (Cost $397,995)		397,886

Repurchase Agreements — 3.9%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $1,113,208 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $1,115,880) purchase date 06/30/05	1,094,000	1,094,000

Total Repurchase Agreements (Cost $1,094,000)		1,094,000

Total Investments — 100.0% (Cost $26,955,727) (a)		27,817,297

Other Assets less Liabilities — 0.0%		304

Total Net Assets — 100.0%		27,817,601

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	712	5,611
The Flex-funds Quantex Fund	613	10,016
The Flex-funds Muirfield Fund	2,334	11,600
The Flex-funds Total Return Utilities Fund	488	8,901

Total Trustee Deferred Compensation (Cost $31,003)		36,128

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)
Futures Contracts
Standard & Poors MidCap 400 expiring September 2005, notional value $1,376,700	4	12,800

Total Futures Contracts		12,800

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$914,040
Unrealized depreciation	(52,470)

Net unrealized appreciation (depreciation)	$861,570

#	Represents non-income producing security.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 96.5%
Aim International Small Company Fund — Class A	58,092	1,007,900
American Century Small Company Fund — Investor Class	55,050	563,165
American Century Vista Fund #	68,127	964,681
Fidelity Advisor Leveraged Company Stock Fund — Class A	83,823	2,203,697
Fidelity Advisor Small Cap Fund — Class A	33,541	845,234
Goldman Sachs Mid Cap Value Fund	34,553	1,222,142
Hotchkis & Wiley Large Cap Value Fund — Class A	107	2,506
iShares MSCI Emerging Markets Index Fund	10,500	751,800
iShares Russell 1000 Value Index Fund	36,500	2,432,360

Total Registered Investment Companies (Cost $9,527,739)		9,993,485

U.S. Government Obligations — 1.9%
U.S. Treasury Bill, 2.972%, due 09/01/05 *	200,000	198,943

Total U.S. Government Obligations (Cost $198,998)		198,943

Repurchase Agreements — 1.5%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $161,792 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $162,180) purchase date 06/30/05	159,000	159,000

Total Repurchase Agreements (Cost $159,000)		159,000

Total Investments — 99.9% (Cost $9,885,737) (a)		10,351,428

Other Assets less Liabilities — 0.1%		8,763

Total Net Assets — 100.0%		10,360,191

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	610	4,807
The Flex-funds Quantex Fund	510	8,333
The Flex-funds Muirfield Fund	1,982	9,851
The Flex-funds Total Return Utilities Fund	413	7,533

Total Trustee Deferred Compensation (Cost $26,109)		30,524

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)
Futures Contracts
Standard & Poors MidCap 400 expiring September 2005, notional value $344,175	1	2,675

Total Futures Contracts		2,675

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$477,146
Unrealized depreciation	(11,455)

Net unrealized appreciation (depreciation)	$465,691

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
U.S. Government Obligations — 95.9%
Federal Farm Credit, 2.32%, due 12/26/06	500,000	489,350
U.S. Treasury Bill, 2.93%, due 09/08/05 *	100,000	99,411
U.S. Treasury Note, 4.625%, due 05/15/06	1,000,000	1,009,375
U.S. Treasury Note, 6.50%, due 10/15/06	500,000	518,125
U.S. Treasury Note, 2.625%, due 11/15/06	530,000	523,044
U.S. Treasury Note, 3.125%, due 05/15/07	400,000	396,250
U.S. Treasury Note, 3.375%, due 12/15/08	1,100,000	1,089,351
U.S. Treasury Note, 4.00%, due 06/15/09	400,000	404,687
U.S. Treasury Note, 5.00%, due 08/15/11	770,000	821,734
U.S. Treasury Note, 4.375%, due 08/15/12	300,000	311,625
U.S. Treasury Note, 4.00%, due 11/15/12	300,000	303,844
U.S. Treasury Note, 4.25%, due 11/15/13	500,000	513,047

Total U.S. Government Obligations (Cost $6,400,570)		6,479,843

Repurchase Agreements — 3.5%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $239,126 Rabobank Certificate of Deposit, at 3.23%, due 02/14/06, value — $239,700) purchase date 06/30/05	235,000	235,000

Total Repurchase Agreements (Cost $235,000)		235,000

Total Investments — 99.4% (Cost $6,635,570) (a)		6,714,843

Other Assets less Liabilities — 0.6%		41,759

Total Net Assets — 100.0%		6,756,602

Security Description	Long Contracts	Unrealized Appreciation (Depreciation)
Futures Contracts
U.S. Treasury Five-year Note Futures expiring September 2005, notional value $217,781	2	984

Total Futures Contracts		984

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	787	6,202
The Flex-funds Quantex Fund	788	12,876
The Flex-funds Muirfield Fund	2,662	13,230
The Flex-funds Total Return Utilities Fund	564	10,287

Total Trustee Deferred Compensation (Cost $39,237 )		42,595

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $21,563. Cost for federal income tax purposes of $6,657,126 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$64,795
Unrealized depreciation	(7,085)

Net unrealized appreciation (depreciation)	$57,710

*	Pledged as collateral on Futures.
**	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Commercial Paper — 6.9%
General Electric Capital Corp.	3.20%		07/05/05	6,254,000	6,251,776
Hitachi Capital America	3.13%		07/15/05	5,000,000	4,993,914

Total Commercial Paper (Cost $11,245,690)					11,245,690

Corporate Obligations — 67.4%
Allstate Corp.	7.13%		09/26/05	1,000,000	1,008,607
Aquarium Holdings, KY **	3.34	%*	07/07/05	108,000	108,000
ASIF Global Finance	2.65%		01/17/06	500,000	497,307
Austin Printing Co., Inc. **	3.44	%*	07/07/05	1,395,000	1,395,000
Baltimore Gas & Electric	6.25%		12/08/05	4,000,000	4,044,149
Bath Technologies, Inc. **	3.39	%*	07/07/05	1,220,000	1,220,000
Bank Of America Corp.	6.20%		02/15/06	1,450,000	1,472,251
Bank Of America Corp.	6.50%		03/15/06	1,245,000	1,268,673
Bear Stearns Co., Inc.	6.25%		07/15/05	900,000	901,193
Beaver Creek Enterprise **	3.39	%*	07/07/05	1,935,000	1,935,000
Cascade Plaza Project **	3.39	%*	07/07/05	8,065,000	8,065,000
Chubb Corp.	6.15%		08/15/05	3,050,000	3,060,209
CIT Group, Inc.	5.91%		11/23/05	7,500,000	7,569,556
Citigroup, Inc.	6.75%		12/01/05	1,000,000	1,012,980
Clark Grave Vault Co. **	3.34	%*	07/07/05	750,000	750,000
Don’s Launderers-Cleaners, Inc. **	3.34	%*	07/07/05	900,000	900,000
Espanola/Nambe **	3.49	%*	07/07/05	630,000	630,000
First Union Corp.	7.05%		08/01/05	2,000,000	2,006,925
First Union Corp.	6.88%		09/15/05	3,000,000	3,020,520
Goldman Sachs Group	7.25%		10/01/05	1,500,000	1,513,970
Gordon Flesch Co. Project **	3.39	%*	07/07/05	800,000	800,000
International Lease Finance	2.50%		11/15/05	1,000,000	996,111
International Lease Finance	4.41%		08/01/05	3,000,000	3,002,801
International Lease Finance	4.44%		07/15/05	3,000,000	3,001,479
Isaac Tire, Inc. **	3.34	%*	07/07/05	805,000	805,000
JT2 LLC	3.50	%*	07/07/05	2,100,000	2,100,000
K.L. Morris, Inc. **	3.34	%*	07/07/05	2,015,000	2,015,000
Keiser Street, Inc. **	3.39	%*	07/07/05	1,645,000	1,645,000
Lowe’s Co.	7.50%		12/15/05	4,165,000	4,239,122
Martin Wheel Co, Inc. **	3.64	%*	07/07/05	2,275,000	2,275,000
Mega Star Arbor LLC **	3.50	%*	07/07/05	4,440,000	4,440,000
MetLife Insurance Co. ***	3.20	%*	07/01/05	10,000,000	10,000,000
Mubea, Inc. **	3.38	%*	07/07/05	4,000,000	4,000,000
Old Kent Financial	6.63%		11/15/05	1,000,000	1,011,406
Osco Industries, Inc. **	3.44	%*	07/07/05	900,000	900,000
O.K.I. Supply Co. **	3.34	%*	07/07/05	1,185,000	1,185,000
Pro Tire, Inc. **	3.34	%*	07/07/05	965,000	965,000
R.I. Lampus Co. **	3.44	%*	07/07/05	130,000	130,000
Seariver Maritime, Inc.	3.14	%*	07/01/05	3,900,000	3,900,000
SGS Tool Co. **	3.49	%*	07/07/05	240,000	240,000
SLM Corp.	2.75%		12/01/05	3,050,000	3,041,049
Springside Corp Exchange Partners LLC **	3.39	%*	07/07/05	2,000,000	2,000,000
Sysco Corp.	4.75%		07/30/05	300,000	300,308

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
Taylor Brothers Properties LLC **	3.34%*	07/07/05	1,170,000	1,170,000
United Healthcare	7.50%	11/15/05	2,000,000	2,028,651
Wachovia Corp.	6.63%	07/15/05	1,566,000	1,568,028
Wal-Mart Stores	5.88%	10/15/05	3,200,000	3,221,504
Wells Fargo Co.	7.25%	08/24/05	800,000	804,437
White Castle Project **	3.39%*	07/07/05	6,000,000	6,000,000

Total Corporate Obligations (Cost $110,164,236)				110,164,236

U.S. Government Agency Obligations — 9.7%
Fannie Mae	2.25%	02/17/06	500,000	495,484
Federal Home Loan Bank	3.22%*	07/26/05	5,000,000	4,999,917
Federal Home Loan Bank	1.69%	08/12/05	1,000,000	998,851
Federal Home Loan Bank	7.03%	08/17/05	500,000	502,368
Federal Home Loan Bank	2.07%	08/19/05	250,000	249,716
Federal Home Loan Bank	6.41%	10/11/05	205,000	206,712
Federal Home Loan Bank	3.63%	11/15/05	300,000	300,169
Federal Home Loan Bank	2.23%	11/28/05	500,000	499,610
Federal Home Loan Bank	3.00%	01/25/06	2,000,000	2,000,000
Federal Home Loan Bank	2.00%	02/27/06	500,000	494,855
Federal Home Loan Bank	3.20%*	05/24/06	2,000,000	2,000,000
Freddie Mac	4.38%	10/18/05	2,085,000	2,090,112
Freddie Mac	2.05%	11/28/05	1,000,000	993,726

Total U.S. Government Agency Obligations (Cost $15,831,520)				15,831,520

Repurchase Agreements — 16.7%
Morgan Stanley DW, Inc., 3.50%, 07/01/05, (Collateralized by $27,671,469 Rabobank, Certificate of Deposit, at 3.23%, due 02/14/06, value — $27,737,880) purchase date 06/30/05			27,194,000	27,194,000

Total Repurchase Agreements (Cost $27,194,000)				27,194,000

Total Investments — 100.7% (Cost $164,435,446) (a)				164,435,446

Liabilities less Other Assets — (0.7%)				(1,217,087)

Total Net Assets — 100.0%				163,218,359

The Flex-funds

Schedule of Investments

June 30, 2005 (unaudited)

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Trustee Deferred Compensation ****
The Flex-funds Dynamic Growth Fund			1,321	10,409
The Flex-funds Quantex Fund			1,381	22,566
The Flex-funds Muirfield Fund			4,712	23,419
The Flex-funds Total Return Utilities Fund			1,095	19,973

Total Trustee Deferred Compensation (Cost $76,881)				76,367

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Interest rate is as of June 30, 2005. Maturity date reflects the next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2005, securities restricted as to resale to institutional investors represented 33.9% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2005, illiquid securities represented 6.1% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The Flex-funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities

June 30, 2005 (unaudited)

	The Muirfield Fund	The Total Return Utilities Fund
Assets
Investments, at value *	$63,027,311	$22,400,060
Repurchase agreements, at value *	9,356,000	863,000
Trustee deferred compensation investments, at value	169,923	55,076
Cash	621	342
Receivable for net variation margin on futures contracts	—	—
Receivable for capital stock issued	26,485	39,261
Receivable from investment advisor	—	—
Interest and dividend receivable	909	54,076
Prepaid expenses/other assets	58,805	20,121
Total Assets	72,640,054	23,431,936

Liabilities
Payable for securities purchased	—	—
Payable for Trustee Deferred Compensation Plan	169,923	55,076
Payable for net variation margin on futures contracts	111,000	—
Payable for capital stock redeemed	21,545	19,471
Dividends payable	—	19,145
Dividends payable — The Money Market Fund — Retail Class
Dividends payable — The Money Market Fund — Institutional Class
Payable to investment advisor	54,739	20,261
Accrued distribution plan (12b-1) and administrative service plan fees	9,498	7,251
Accrued transfer agent, fund accounting, CCO, and administrative fees	15,282	6,327
Accrued trustee fees	—	592
Other accrued liabilities	12,143	10,452
Total Liabilities	394,130	138,575

Net Assets	72,245,924	23,293,361

Net Assets
Capital	85,957,504	27,301,919
Accumulated undistributed (distributions in excess of) net investment income	(9,022)	62,785
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(17,053,843)	(9,169,012)
Net unrealized appreciation (depreciation) of investments and futures contracts	3,351,285	5,097,669
Total Net Assets	$72,245,924	$23,293,361

Net Assets
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	14,542,679	1,277,105
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$4.97	$18.24
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
* Investments and repurchase agreements, at cost	$68,949,527	$18,165,392

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Quantex Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

$14,615,021	$26,723,297	$10,192,428	$6,479,843	$137,241,446
2,299,000	1,094,000	159,000	235,000	27,194,000
82,282	36,128	30,524	42,595	76,367
363	149	59	947	18,812
—	—	—	313	—
486,281	2,860	4,279	13,715	—
—	—	—	2,201	—
9,716	106	15	42,268	955,695
21,554	37,705	25,647	10,868	33,567
17,514,217	27,894,245	10,411,952	6,827,750	165,519,887

—	—	—	—	2,100,000
82,282	36,128	30,524	42,595	76,367
5,175	4,300	1,075	—	—
3,000	—	—	1,061	—
—	—	—	14,805
				4,926
				29,279
4,917	17,020	6,407	—	8,987
3,945	3,689	2,284	2,616	19,723
4,853	7,488	3,334	1,980	25,492
171	—	320	30	—
9,200	8,019	7,817	8,061	36,754
113,543	76,644	51,761	71,148	2,301,528

17,400,674	27,817,601	10,360,191	6,756,602	163,218,359

21,159,810	32,155,591	17,270,538	7,522,745	163,218,359
30,821	(76,622)	(44,700)	155,523	—
(5,011,682)	(5,135,739)	(7,334,013)	(1,001,924)	—
1,221,725	874,371	468,366	80,258	—
$17,400,674	$27,817,601	$10,360,191	$6,756,602	$163,218,359

				$130,509,328
				32,709,031
				$163,218,359

1,065,064	3,531,877	1,530,328	326,411
				130,509,328
				32,709,031
				163,218,359

$16.34	$7.88	$6.77	$20.70
				$1.00
				$1.00
$15,740,146	$26,955,727	$9,885,737	$6,635,570	$164,435,446

The Flex-funds

Statements of Operations

For the Six Months Ended June 30, 2005 (unaudited)

	The Muirfield Fund	The Total Return Utilities Fund
Investment Income
Interest	$178,790	$4,755
Dividends	257,517	401,545
Total Investment Income	436,307	406,300

Fund Expenses
Investment advisor	324,470	111,320
Transfer agent	41,999	13,359
Transfer agent — The Money Market Fund — Retail Class
Transfer agent — The Money Market Fund — Institutional Class
Fund accounting	21,380	13,611
Administrative	18,716	6,009
Trustee	15,288	7,065
Audit	4,525	4,525
Legal	4,267	4,266
Custody	5,068	2,534
Printing	4,234	1,876
Distribution plan (12b-1)	69,916	27,863
Distribution plan (12b-1) — The Money Market Fund — Retail Class
Distribution plan (12b-1) — The Money Market Fund — Institutional Class
Administrative service plan	70,136	16,660
Postage	4,892	3,982
Registration and filing	9,326	7,996
Insurance	7,133	3,142
Chief Compliance Officer	2,480	2,480
Other	5,859	4,545
Total Expenses Before Reductions	609,689	231,233

Expenses reimbursed/waived by investment advisor	—	—
Expenses paid indirectly	(61,377)	(1,410)
Distribution plan (12b-1) expenses waived	(39,549)	(1,893)
Administrative service plan expenses waived	(62,998)	(7,014)
Transfer agent expenses waived	—	—
Net Expenses	445,765	220,916

Net Investment Income (Loss)	(9,458)	185,384

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	188,396	1,665,496
Net realized gains (losses) from futures contracts	(168,644)	—
Net realized gains (losses) from options contracts	—	—
Distributions of realized gains by other investment companies	68,981	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, Options Contracts, and Distributions of Realized Gains by Other Investment Companies.	88,733	1,665,496

Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(2,078,260)	303,295
Net Realized and Unrealized Gain (Loss) from Investments	(1,989,527)	1,968,791

Net Change in Net Assets Resulting from Operations	$(1,998,985)	$2,154,175

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Quantex Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

$17,313	$33,493	$9,057	$155,151	$2,265,952
162,858	47,405	37,120	—	—
180,171	80,898	46,177	155,151	2,265,952

89,535	94,572	39,445	17,355	279,229
10,399	15,132	6,311	4,000
				59,712
				11,987
11,145	15,089	7,738	6,508	26,542
4,656	6,838	2,830	2,298	43,267
5,546	6,967	5,113	5,113	6,293
4,525	4,525	4,525	4,525	2,076
4,633	5,052	5,052	5,052	4,751
5,195	2,056	1,812	1,751	7,291
2,240	906	725	907	18,312
17,317	31,461	13,132	8,677
				133,966
				4,492
17,332	18,937	7,878	8,678	—
2,715	1,086	905	1,086	20,949
7,997	9,571	9,810	3,907	13,232
2,503	2,779	1,734	1,731	9,457
2,480	2,480	2,480	2,480	2,480
5,516	4,340	3,876	4,123	33,353
193,734	221,791	113,366	78,191	677,389

(10,692)	—	—	(18,220)	(213,792)
(4,834)	(29,241)	(8,552)	—	—
(11,526)	(18,775)	(7,153)	(2,169)	(104,012)
(17,332)	(16,255)	(6,784)	(8,678)	—
—	—	—	(1,397)	(3,007)
149,350	157,520	90,877	47,727	356,578

30,821	(76,622)	(44,700)	107,424	1,909,374

549,300	244,858	(104,583)	(148,544)
162,230	(62,560)	(83,232)	25,188
—	—	—	4,618
—	5,588	3,714	—

711,530	187,886	(184,101)	(118,738)

(386,200)	(176,680)	77,278	58,350
325,330	11,206	(106,823)	(60,388)

$356,151	$(65,416)	$(151,523)	$47,036	$1,909,374

The Flex-funds

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited) and the Year Ended December 31, 2004

	The Muirfield Fund		The Total Return Utilities Fund		The Quantex Fund
	2005	2004	2005	2004	2005	2004
Operations
Net investment income (loss)	$(9,458)	$75,185	$185,384	$514,154	$30,821	$(745)
Net realized gain (loss) from investments, futures contracts, options contracts, and distributions by other investment companies	88,733	7,962,376	1,665,496	719,760	711,530	1,909,414
Net change in unrealized appreciation (depreciation) of investments, futures contracts, and options contracts	(2,078,260)	(3,834,890)	303,295	2,816,677	(386,200)	(544,725)
Net change in net assets resulting from operations	(1,998,985)	4,202,671	2,154,175	4,050,591	356,151	1,363,944

Distributions to Shareholders
From net investment income	—	(74,749)	(122,599)	(514,154)	—	—
Net change in net assets resulting from distributions	—	(74,749)	(122,599)	(514,154)	—	—

Distributions to Shareholders — The Money Market Fund — Retail Class
From net investment income
Net change in net assets resulting from distributions

Distributions to Shareholders — The Money Market Fund — Institutional Class
From net investment income
Net change in net assets resulting from distributions

Capital Transactions
Issued	16,907,112	17,909,135	2,495,427	11,870,719	1,535,879	1,054,939
Reinvested	—	73,953	119,973	501,546	—	—
Redeemed	(12,318,266)	(10,979,145)	(9,800,913)	(8,499,731)	(3,344,266)	(3,534,471)
Net change in net assets resulting from capital transactions	4,588,846	7,003,943	(7,185,513)	3,872,534	(1,808,387)	(2,479,532)

Total Change in Net Assets	2,589,861	11,131,865	(5,153,937)	7,408,971	(1,452,236)	(1,115,588)

Net Assets — Beginning of Period	69,656,063	58,524,198	28,447,298	21,038,327	18,852,910	19,968,498
Net Assets — End of Period	$72,245,924	$69,656,063	$23,293,361	$28,447,298	$17,400,674	$18,852,910
Accumulated undistributed (distributions in excess of) net investment income	$(9,022)	$436	$62,785	$—	$30,821	$—

Share Transactions
Issued	3,405,226	3,672,259	146,043	775,311	96,179	71,695
Reinvested	—	14,472	7,033	32,842	—	—
Redeemed	(2,491,672)	(2,273,773)	(599,271)	(557,400)	(212,944)	(237,722)
Net change in shares	913,554	1,412,958	(446,195)	250,753	(116,765)	(166,027)

The accompanying notes are an integral part of these financial statements.

The Flex-funds

The Dynamic Growth Fund		The Aggressive Growth Fund		The U.S. Government Bond Fund		The Money Market Fund
2005	2004	2005	2004	2005	2004	2005	2004

$(76,622)	$(103,451)	$(44,700)	$(38,345)	$107,424	$249,077	$1,909,374	$1,739,958

187,886	2,855,007	(184,101)	1,178,747	(118,738)	(102,303)	—	—

(176,680)	(1,981,137)	77,278	(800,831)	58,350	23,533	—	—

(65,416)	770,419	(151,523)	339,571	47,036	170,307	1,909,374	1,739,958

—	—	—	—	(107,424)	(249,091)

—	—	—	—	(107,424)	(249,091)

						(1,537,123)	(1,733,806)

						(1,537,123)	(1,733,806)

						(372,251)	(6,152)

						(372,251)	(6,152)

6,047,294	9,050,784	1,938,108	3,075,034	956,420	494,492	132,620,928	207,085,220
—	—	—	—	100,872	236,063	1,715,550	1,767,382
(3,026,056)	(5,983,189)	(2,199,749)	(1,763,665)	(3,556,120)	(2,175,723)	(150,078,041)	(195,499,283)

3,021,238	3,067,595	(261,641)	1,311,369	(2,498,828)	(1,445,168)	(15,741,563)	13,353,319

2,955,822	3,838,014	(413,164)	1,650,940	(2,559,216)	(1,523,952)	(15,741,563)	13,353,319

24,861,779	21,023,765	10,773,355	9,122,415	9,315,818	10,839,770	178,959,922	165,606,603
$27,817,601	$24,861,779	$10,360,191	$10,773,355	$6,756,602	$9,315,818	$163,218,359	$178,959,922

$(76,622)	$—	$(44,700)	$—	$155,523	$155,523	$—	$—

795,352	1,181,099	286,030	474,779	46,853	23,441	132,620,928	207,085,220
—	—	—	—	4,896	11,240	1,715,550	1,767,382
(394,327)	(790,574)	(333,489)	(269,214)	(172,708)	(103,508)	(150,078,041)	(195,499,283)
401,025	390,525	(47,459)	205,565	(120,959)	(68,827)	(15,741,563)	13,353,319

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Muirfield Fund

	2005		2004	2003		2002	2001	2000
Net Asset Value, Beginning of Period	$5.11		$4.79	$3.76		$4.25	$4.95	$6.32

Income from Investment Operations
Net investment income (loss)	—		0.01	(0.04)		(0.02)	0.01	0.20
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	(0.14)		0.32	1.07		(0.47)	(0.58)	(1.23)
Total from Investment Operations	(0.14)		0.33	1.03		(0.49)	(0.57)	(1.03)

Less Distributions
From net investment income	—		(0.01)	—		—	(0.13)	(0.19)
From net capital gains	—		—	—		—	—	(0.15)
Total Distributions	0.00		(0.01)	0.00		0.00	(0.13)	(0.34)

Net Asset Value, End of Period	$4.97		$5.11	$4.79		$3.76	$4.25	$4.95

Total Return (assumes reinvestment of distributions)(5)	(2.74%	)	6.80%	27.39%		(11.42% )	(11.52% )	(16.50% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$72,246		$69,656	$58,524		$47,644	$61,577	$97,912
Ratio of net expenses to average net assets(1)(2)(6)	1.27%		1.26%	1.39%		1.41%	1.31%	1.20%
Ratio of net investment income (loss) to average net assets(1)(2)(4)(6)	(0.03%	)	0.12%	(1.06%	)	(0.43% )	0.11%	2.97%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(2)(6)	1.44%		1.45%	1.47%		1.46%	1.37%	1.20%
Ratio of expenses to average net assets before reductions(1)(2)(6)	1.74%		1.70%	1.60%		1.46%	1.37%	1.20%
Portfolio turnover rate(3)(5)	0%		145%	252%		278%	298%	406%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Total Return Utilities Fund

	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.51	$14.29	$12.66	$18.63	$22.17	$20.34

Income from Investment Operations
Net investment income	0.12	0.32	0.29	0.34	0.35	0.26
Net gains (losses) on securities, futures, and options (both realized and unrealized)	1.72	2.22	1.63	(5.97)	(3.56)	3.73
Total from Investment Operations	1.84	2.54	1.92	(5.63)	(3.21)	3.99

Less Distributions
From net investment income	(0.11)	(0.32)	(0.29)	(0.34)	(0.33)	(0.28)
From net capital gains	—	—	—	—	—	(1.79)
Tax return of capital	—	—	—	—	—	(0.09)
Total Distributions	(0.11)	(0.32)	(0.29)	(0.34)	(0.33)	(2.16)

Net Asset Value, End of Period	$18.24	$16.51	$14.29	$12.66	$18.63	$22.17

Total Return (assumes reinvestment of distributions)(3)	11.09%	18.01%	15.46%	(30.36% )	(14.57% )	20.03%

Ratios/Supplemental Data
Net assets, end of period ($000)	$23,293	$28,447	$21,038	$19,133	$31,267	$24,740
Ratio of net expenses to average net assets(1)(4)	1.98%	1.91%	1.92%	1.81%	1.72%	1.78%
Ratio of net investment income to average net assets(1)(4)	1.67%	2.21%	2.25%	2.32%	1.66%	1.22%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	1.99%	1.91%	1.94%	1.88%	1.80%	1.79%
Ratio of expenses to average net assets before reductions(1)(4)	2.08%	1.99%	1.94%	1.88%	1.80%	1.85%
Portfolio turnover rate(2)(3)	8%	38%	41%	32%	23%	37%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Quantex Fund

	2005	2004	2003		2002	2001	2000
Net Asset Value, Beginning of Period	$15.95	$14.82	$11.65		$15.47	$18.66	$22.37

Income from Investment Operations
Net investment income (loss)	0.03	—	(0.01)		(0.03)	—	(0.01)
Net gains (losses) on securities, futures, and options (both realized and unrealized)	0.36	1.13	3.18		(3.79)	(2.49)	(2.17)
Total from Investment Operations	0.39	1.13	3.17		(3.82)	(2.49)	(2.18)

Less Distributions
From net investment income	—	—	—		—	—	—
From net capital gains	—	—	—		—	(0.70)	(1.53)
Total Distributions	0.00	0.00	0.00		0.00	(0.70)	(1.53)

Net Asset Value, End of Period	$16.34	$15.95	$14.82		$11.65	$15.47	$18.66

Total Return (assumes reinvestment of distributions)(3)	2.45%	7.62%	27.21%		(24.69% )	(13.33% )	(9.76% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$17,401	$18,853	$19,968		$18,360	$32,248	$44,049
Ratio of net expenses to average net assets(1)(4)	1.72%	1.73%	1.84%		1.76%	1.64%	1.43%
Ratio of net investment income (loss) to average net assets(1)(4)	0.36%	0.00%	(0.11%	)	(0.20% )	(0.23% )	(0.04% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	1.78%	1.77%	1.84%		1.78%	1.66%	1.45%
Ratio of expenses to average net assets before reductions(1)(4)	2.16%	2.06%	1.91%		1.79%	1.66%	1.45%
Portfolio turnover rate(2)(3)	162%	253%	140%		54%	37%	58%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Dynamic Growth Fund

	2005	2004		2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$7.94	$7.67		$5.58		$7.37	$8.52		$10.00

Income from Investment Operations
Net investment income (loss)	(0.02)	(0.04)		(0.06)		(0.04)	—		0.04
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	(0.04)	0.31		2.15		(1.75)	(1.15)		(1.39)
Total from Investment Operations	(0.06)	0.27		2.09		(1.79)	(1.15)		(1.35)

Less Distributions
From net investment income	—	—		—		—	—		(0.13)
Total Distributions	0.00	0.00		0.00		0.00	0.00		(0.13)

Net Asset Value, End of Period	$7.88	$7.94		$7.67		$5.58	$7.37		$8.52

Total Return (assumes reinvestment of distributions)(1)	(0.76% )	3.52%		37.46%		(24.29% )	(13.47%	)	(13.54% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$27,818	$24,862		$21,024		$17,094	$23,126		$20,399
Ratio of net expenses to average net assets(2)(3)(4)	1.25%	1.20%		1.22%		1.18%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	(0.61% )	(0.48%	)	(0.84%	)	(0.69% )	(0.62%	)	0.53%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.48%	1.41%		1.27%		1.29%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.76%	1.70%		1.60%		1.35%	1.34%		1.30%
Portfolio turnover rate(1)(5)	67%	174%		250%		392%	131%		258%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on February 29, 2000.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Aggressive Growth Fund

	2005	2004		2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$6.83	$6.65		$4.79		$6.52	$7.86		$10.00

Income from Investment Operations
Net investment income (loss)	(0.03)	(0.03)		(0.05)		(0.06)	—		(0.01)
Net gains (losses) on investments, futures, options, and distributions by other investment companies (both realized and unrealized)	(0.03)	0.21		1.91		(1.67)	(1.34)		(2.11)
Total from Investment Operations	(0.06)	0.18		1.86		(1.73)	(1.34)		(2.12)

Less Distributions
From net investment income	—	—		—		—	—		(0.02)
Total Distributions	0.00	0.00		0.00		0.00	0.00		(0.02)

Net Asset Value, End of Period	$6.77	$6.83		$6.65		$4.79	$6.52		$7.86

Total Return (assumes reinvestment of distributions)(1)	(0.88% )	2.71%		38.83%		(26.53% )	(17.04%	)	(21.24% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$10,360	$10,773		$9,122		$7,046	$12,379		$12,079
Ratio of net expenses to average net assets(2)(3)(4)	1.73%	1.64%		1.39%		1.22%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)(6)	(0.85% )	(0.41%	)	(0.85%	)	(0.95% )	(0.69%	)	(0.11% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly (2)(3)(4)	1.89%	1.80%		1.44%		1.32%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	2.16%	2.07%		1.99%		1.67%	1.52%		1.32%
Portfolio turnover rate(1)(5)	68%	264%		255%		349%	127%		302%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
*	Commenced operations on February 29, 2000.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The U.S. Government Bond Fund

	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.82	$21.00	$22.79	$21.41	$21.92	$21.33

Income from Investment Operations
Net investment income	0.28	0.52	0.35	0.54	0.79	1.10
Net gains (losses) on securities, futures, and options (both realized and unrealized)	(0.10)	(0.18)	(1.35)	1.65	(0.51)	0.59
Total from Investment Operations	0.18	0.34	(1.00)	2.19	0.28	1.69

Less Distributions
From net investment income	(0.30)	(0.52)	(0.35)	(0.54)	(0.79)	(1.10)
From net capital gains	—	—	(0.44)	(0.27)	—	—
Total Distributions	(0.30)	(0.52)	(0.79)	(0.81)	(0.79)	(1.10)

Net Asset Value, End of Period	$20.70	$20.82	$21.00	$22.79	$21.41	$21.92

Total Return (assumes reinvestment of distributions)(3)	0.66%	1.64%	(4.43% )	10.34%	1.23%	8.15%

Ratios/Supplemental Data
Net assets, end of period ($000)	$6,757	$9,316	$10,840	$14,226	$13,080	$13,340
Ratio of net expenses to average net assets(1)(4)	1.10%	1.10%	1.10%	1.10%	1.07%	1.00%
Ratio of net investment income to average net assets(1)(4)	2.48%	2.49%	1.59%	2.43%	3.58%	5.12%
Ratio of expenses to average net assets before reductions(1)(4)	1.80%	1.58%	1.24%	1.13%	1.13%	1.30%
Portfolio turnover rate(2)(3)	91%	352%	568%	408%	503%	375%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund’s portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Money Market Fund — Retail Class

	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.014	0.011	0.009	0.016	0.040	0.060
Total from Investment Operations	0.014	0.011	0.009	0.016	0.040	0.060

Less Distributions
From net investment income	(0.014)	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)
Total Distributions	(0.014)	(0.011)	(0.009)	(0.016)	(0.040)	(0.060)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(2)	1.15%	1.06%	0.92%	1.59%	4.10%	6.20%

Ratios/Supplemental Data
Net assets, end of period ($000)	$130,509	$148,650	$165,607	$186,280	$221,594	$233,227
Ratio of net expenses to average net assets(1)(3)	0.46%	0.46%	0.43%	0.44%	0.44%	0.41%
Ratio of net investment income to average net assets(1)(3)	2.29%	1.04%	0.92%	1.58%	4.00%	6.01%
Ratio of expenses to average net assets before reductions(1)(3)	0.86%	0.84%	0.82%	0.66%	0.62%	0.60%

(1)	Ratio reflects reduction in corresponding portfolio, if applicable.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2005 (unaudited) and Each Fiscal Year Ended December 31,

The Money Market Fund — Institutional Class

	2005	2004*
Net Asset Value, Beginning of Period	$1.00	$1.00

Income from Investment Operations
Net investment income	0.015	—	**
Total from Investment Operations	0.015	0.000

Less Distributions
From net investment income	(0.015)	—	**
Total Distributions	(0.015)	0.000

Net Asset Value, End of Period	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(1)	1.22%	0.02%

Ratios/Supplemental Data
Net assets, end of period ($000)	$32,709	$30,310
Ratio of net expenses to average net assets(2)	0.32%	0.33%
Ratio of net investment income to average net assets(2)	2.48%	1.96%
Ratio of expenses to average net assets before reductions(2)	0.68%	0.67%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
*	Commenced operations on December 28, 2004.
**	Actual amounts were less than one-tenth of one cent.

The accompanying notes are an integral part of these financial statements.

The Flex-funds

Notes to Financial Statements

June 30, 2005 (unaudited)

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers seven separate series and is presently comprised of seven separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (“TRUF”), The Quantex Fund™ (“Quantex”) (formerly known as The Highlands Growth Fund) (please see second paragraph of note #1 for more information), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Quantex, Dynamic, and Aggressive is growth of capital. The investment objective of TRUF is current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Effective April 30, 2005, Meeder Asset Management, Inc., the investment advisor to the Funds, changed the investment strategy and name of The Highlands Growth Fund. The new investment strategy has incorporated a quantitative approach to stock selection focused on small- and mid-sized companies. The Fund’s new investment strategy, which Meeder Asset Management, Inc. has employed on behalf of institutional investors since 1989, has historically met the long-term growth objectives of those investors. The name of the Fund has changed to The Quantex Fund, which better reflects the Fund’s new investment strategy and the nature of the Fund’s portfolio holdings.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. Money market securities held in Money Market are valued at amortized cost, which approximates value. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. Money Market, in compliance with Rule 2a-7 of the 1940 Act compares its amortized values to the prices obtained from the independent pricing services.

Money market securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the

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underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2004 were as follows:

	Capital	Undistributed Net Investment Income
The Total Return Utilities Fund	$(893)	$893
The Quantex Fund™	(745)	745
The Dynamic Growth Fund	(103,451)	103,451
The Aggressive Growth Fund	(38,345)	38,345

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

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Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund were as follows (the Retail Class illustrates the six months ended June 30, 2005 and the year ended December 31, 2004 while the Institutional Class represents the six months ended June 30, 2005 and the period December 28 through December 31, 2004):

	2005		2004
	Amount	Shares	Amount	Shares
Retail Class
Issued	$88,923,082	88,923,082	$168,014,354	168,014,354
Reinvested	1,514,870	1,514,870	1,729,195	1,729,195
Redeemed	(108,578,416)	(108,578,416)	(186,700,360)	(186,700,360)
Net increase (decrease)	$(18,140,464)	(18,140,464)	$(16,956,811)	(16,956,811)
Institutional Class
Issued	$43,697,846	43,697,846	$39,106,382	39,106,382
Reinvested	200,680	200,680	2,671	2,671
Redeemed	(41,499,625)	(41,499,625)	(8,798,923)	(8,798,923)
Net increase (decrease)	$2,398,901	2,398,901	$30,310,130	30,310,130

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

2.    Investment Transactions

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$154,062	$17,354,118
The Total Return Utilities Fund	1,863,859	9,827,461
The Quantex Fund™	26,570,543	30,698,796
The Dynamic Growth Fund	19,324,998	15,489,955
The Aggressive Growth Fund	7,023,476	6,769,558
The U.S. Government Bond Fund	7,130,926	9,783,270

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of TRUF. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice.

For such services the Funds pay a fee at the following annual rates: Muirfield, TRUF, and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million; Dynamic and Aggressive, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. For Quantex, investment advisory fees were voluntarily waived effective April 30, 2005 through June 30, 2005 so that the total advisory fees would not exceed 0.75% of average daily net assets (See Note #6 for further information relating to investment

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advisory fees for Quantex). During the six months ended June 30, 2005, $10,692 of investment advisory fees was voluntarily waived in Quantex. During the six months ended June 30, 2005, MAM agreed to reduce $139,206 of investment advisory fees in Money Market.

A Chief Compliance Officer (“CCO”), who is an affiliate of the Trust and MAM, provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO 70% of an annual fee of $50,000, which equates to $5,000 per year for each Fund. For the six months ended June 30, 2005, the CCO received $2,480 from each Fund.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Quantex, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For The Money Market Fund and the Institutional Fund, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For Funds that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2005, MFSCo waived $1,397 and $3,007 of transfer agent fees for Bond and Money Market, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million. Prior to June 17, 2005, each Fund paid MFSCo an annual fee equal to 0.05% of each Fund’s average daily net assets.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond’s total annual operating expenses to 1.10% of average daily net assets. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for the Retail Class that will rank in the top 10% of yields for all general-purpose money market funds in 2005. Lastly, MAM limited the Institutional Class’ total annual operating expenses to 0.32% of average daily net assets. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2005, MAM and/or MFSCo reimbursed $18,220, $50,607, and $23,979 to Bond, the Retail Class, and the Institutional Class, respectively.

Adviser Dealer Services, Inc. (“ADS”), an affiliated broker-dealer of MAM, has an arrangement with TRUF whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Fund. For the six months ended June 30, 2005, ADS received $3,979 in net commissions in connection with the purchase and sale of investments for TRUF and paid $1,410 of expenses under this arrangement for the aforementioned Fund. Prior to April 30, 2005, Quantex (when it was formerly known as Highlands) had the same arrangement with ADS. For the six months ended June 30, 2005, ADS received $3,930 in net commissions in connection with the purchase and sale of investments for Quantex (when it was formerly known as Highlands) and paid $4,834 of expenses under this arrangement. Effective April 30, 2005, the arrangement between ADS and Quantex was discontinued.

Muirfield, Dynamic, and Aggressive have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Fund. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the six months ended June 30, 2005, Muirfield, Dynamic, and

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Aggressive used $61,377, $29,241, and $8,552 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the six months ended June 30, 2005, Muirfield, TRUF, Quantex, Dynamic, Aggressive, and Bond waived $39,549, $1,893, $11,526, $18,775, $7,153, and $2,169 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class waived $102,514 and $1,498, respectively, for a total of $104,012.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or benefically. For the six months ended June 30, 2005, Muirfield, TRUF, Quantex, Dynamic, Aggressive, and Bond waived $62,998, $7,014, $17,332, $16,255, $6,784, and $8,678 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2004 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$73,953	$—	$73,953
The Total Return Utilities Fund	511,965	—	511,965
The U.S. Government Bond Fund	248,065	—	248,065
The Money Market Fund	1,734,319	—	1,734,319

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2003 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Total Return Utilities Fund	$431,501	$—	$431,501
The U.S. Government Bond Fund	214,166	224,673	438,839
The Money Market Fund	1,711,417	—	1,711,417

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As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$1,232	$(796)	$(17,142,576)	$5,429,545	$(11,712,595)
The Total Return Utilities Fund	2,189	(2,189)	(10,834,508)	4,794,374	(6,040,134)
The Quantex Fund™	—	—	(5,558,710)	1,443,423	(4,115,287)
The Dynamic Growth Fund	—	—	(5,323,865)	1,051,291	(4,272,574)
The Aggressive Growth Fund	—	—	(7,150,392)	391,568	(6,758,824)
The U.S. Government Bond Fund	156,538	(1,012)	(861,623)	345	(705,755)
The Money Market Fund	5,639	(5,639)	—	—	—

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2004, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$2,415,688	2008
The Muirfield Fund®	11,066,871	2009
The Muirfield Fund®	3,660,017	2010
The Total Return Utilities Fund	274,577	2009
The Total Return Utilities Fund	8,516,444	2010
The Total Return Utilities Fund	2,043,487	2011
The QuantexFund™	4,309,045	2010
The QuantexFund™	1,249,666	2011
The Dynamic Growth Fund	5,323,864	2010
The Aggressive Growth Fund	2,493,950	2008
The Aggressive Growth Fund	618,687	2009
The Aggressive Growth Fund	4,037,755	2010
The U.S. Government Bond Fund	735,915	2011
The U.S. Government Bond Fund	125,708	2012

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2004, the Funds deferred post October capital losses of:

Post-October Capital Losses
The Quantex Fund™	$16,940
The U.S. Government Bond Fund	21,563

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

5.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2005, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, 53.77% of TRUF; Nationwide Trust Company, FSB held 38.01% of Dynamic; Consolidated Stores Corp. held 26.11% of Dynamic; Nationwide Trust Company, FSB held 31.79% of Aggressive; Nationwide Trust Company, FSB held 25.17% of Muirfield; and Ohio Education Association held 33.12% of Money Market — Institutional Class and therefore may be deemed to control the Funds.

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6.    Subsequent Event

Effective July 13, 2005, MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex. MAM may terminate this agreement after April 30, 2006. For the period April 30, 2005 through July 12, 2005, MAM voluntarily reduced its investment advisory fee by 0.25% for the above-mentioned Fund so that the total advisory fee would not exceed 0.75% of average daily net assets.

7.    Board Review of Investment Advisory and Sub-advisory Agreements (unaudited)

At a meeting held May 25, 2005, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreement for each of the seven separate funds comprising The Flex-funds (the “Funds”) and the investment sub-advisory agreement relating to The Total Return Utilities Fund (individually, an “Agreement” and collectively, the “Agreements”).

Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper Financial Services (“Lipper”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Lipper report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the Agreements were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the Code of Ethics adopted throughout the Meeder Financial, Inc. complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster. Other factors taken into account by the Board were the Manager’s compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services.

Investment Performance.    The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Morningstar reports furnished for the Agreement renewals. The Morningstar report prepared for each Fund showed the investment performance of the Fund for the three-month and one-, three-. and five-year (or period since inception if shorter) periods, as applicable, ended March 31, 2005 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives. The performance results for each Fund are summarized in the section below.

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The Aggressive Growth Fund outperformed its comparison benchmarks during two of the four periods, and The Money Market Fund outperformed its benchmarks during all of the relevant periods. With the exception of The Muirfield Fund during the three-year period ended March 31, 2005, the following Funds underperformed their respective benchmarks during the relevant periods: The Muirfield Fund, The Quantex Fund, The Dynamic Growth Fund, The Total Return Utilities Fund, and The U.S. Government Bond Fund. The comparison benchmarks for each of the Funds are outlined below:

Fund	Performance Benchmark
The Muirfield Fund	Blended Benchmark of 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government/Credit Index, Morningstar’s Average Asset Allocation Fund Index

The Quantex Fund	S&P 500 Index, Morningstar’s Average Growth Fund Index

The Dynamic Growth Fund	Morningstar’s Average Growth Fund Index, S&P 500 Index

The Total Return Utilities Funds	S&P Utilities Index, Morningstar’s Average Utility Fund Index

The U.S. Government Bond Fund	Lehman Brothers Intermediate Government/Credit Index, Morningstar Average General Government Bond Fund Index

The Aggressive Growth Fund	Morningstar’s Average Aggressive Growth Fund Index, S&P 500 Index

The Money Market Fund

Retail Class	iMoneyNet’s Average First-Tier Retail Money Market Fund Index

Institutional Class	iMoneyNet’s Average First-Tier Institutional Money Market Fund Index

The Board noted the excellent investment performance of The Money Market Fund, the moderate performance of The Aggressive Growth Fund, and the underperformance of the other Funds. The Board continued to discuss with management the factors contributing to such performance and the actions being taken to improve the Funds’ investment results. The Board recognized that the Manager has made changes in its investment personnel and improvements in its investment processes in an effort to improve results.

Effective April 30, 2005, the Board terminated the sub-advisers to The Quantex Fund™ (formerly known as The Highlands Growth Fund®) and approved a change in the Fund’s investment strategy from a sector-neutral, enhanced-S&P 500 Index strategy to a quantitative investment strategy focused on small- and mid-cap stocks. One of the primary reasons that the Board approved this change was due to the manager’s long-term results of successfully employing this strategy for institutional clients since 1989.

The Board noted that with respect to The Dynamic Growth Fund and The Aggressive Growth Fund, an assistant portfolio manager with experience in managing investment portfolios with objectives similar to the Growth and Aggressive Growth Funds was added to the Management team and that the Manager is developing more-quantitative approaches to how investments are selected for these Funds.

The Board noted that with regard to The Muirfield Fund®, the Manager is developing more-quantitative approaches to tactical asset allocation and to how investments are selected for the Fund.

The Board recognized that with regard to The U.S. Government Bond Fund, one of the co-portfolio managers was promoted as the sole portfolio manager and the investment processes utilized to determine the maturity structure of the Fund was changed to include more-quantitative investment approaches. In addition, the Fund is now able to allocate up to 20% of the Fund’s net assets to corporate securities.

With regard to The Total Return Utilities Fund, the Board noted that within the three- and five-year periods ended March 31, 2005, there were many sub-periods during which the Fund outperformed its comparison benchmarks.

The Flex-funds

The Board indicated its intention to continue to monitor investment performance to assess the effectiveness of these changes and to evaluate whether additional steps to improve performance are necessary or appropriate. The Board concluded that continued dialogue between the Board and the Manager is the most effective method of addressing investment results. The Board also concluded that the termination of certain Agreements and the hiring of a new investment manager, with all the attendant disruptions, would not serve the interests of the Funds’ shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Comparative Expenses.    Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds. In reviewing comparative costs, emphasis was given to each Fund’s gross and net management fee in comparison with the net management fee charged by a group of comparable funds, as well as the actual total expenses of the Fund in comparison with those of its peer group. The results of such expense comparisons showed that the effective management fee rate for each of the U.S. Government Bond Fund, Aggressive Growth Fund, Dynamic Growth Fund, Muirfield Fund® and Money Market Fund were lower than their respective Lipper peer group, except that the effective management fee rate for the Total Return Utilities Fund was higher than its respective Lipper peer group. The actual total expenses for all the Funds were lower than their respective Lipper peer groups. The Board credited the Manager’s continued practice of voluntarily reimbursing expenses of many of the Funds and/or voluntarily waiving management fees for certain of the Funds. The Board commended the Manager’s facilitation of a trading platform whereby The Muirfield Fund®, The Dynamic Growth Fund and The Aggressive Growth Fund recapture 12b-1, service and administrative fees paid by the underlying funds. While realizing that other factors such as the Manager’s profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its peer group as shown in the Lipper reports.

Management Profitability.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Manager’s business. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the declining use of “soft” commission dollars to pay for research. Specific attention was given to the method of calculating the Manager’s profitability from the Funds and the allocation of the Manager’s costs to each Fund, it being recognized that allocations are inherently subjective and various allocation methods may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the Agreement with each Fund provides an initial annual fee of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million for the Muirfield Fund® and Total Return Utilities Fund; 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million for The Quantex Fund™, which the investment advisor voluntarily reduced by 0.25% so that the total advisory fee would not exceed 0.75% of average daily net assets beginning April 30, 2005; 0.40% of the first $100 million and 0.20% in excess of $100 million for the U.S. Government Bond Fund; 0.75% of the first $200 million and 0.60% in excess of $200 million for The Aggressive Growth and Dynamic Growth Funds and 0.40% of the first $100 million and 0.25% in excess of $100 million for the Money Market Fund. The Board expressed their satisfaction with such fees.

The Board also considered the fee structure under the investment sub-advisory agreement with Miller/Howard Investments, Inc., the sub-adviser for the Total Return Utilities Fund which provides for 0.00% for the first $10 million, 0.40% for the next $50 million, 0.30% for the next $40 million and 0.25% over $100 million. The Board expressed their satisfaction with such fees.

The Flex-funds

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, MFSCo, and ADS. The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust’s investment advisor, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director or Officer Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Milton S. Bartholomew Year of Birth: 1929	1982	Trustee	Retired; formerly a practicing attorney in Columbus, Ohio; member of the Trust’s Audit Committee.

Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle Year of Birth: 1937	1984	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Trust’s Audit Committee.

James W. Didion Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; member of the Trust’s Audit Committee.

Wesley F. Hoag Year of Birth: 1957	1993	Vice President, Secretary, and Chief Compliance Officer	General Counsel of Meeder Asset Management, Inc. and Mutual Funds Service Co., the Trust’s transfer agent.

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all seven Funds in the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of the Meeder Premier Portfolios, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust. Walter L. Ogle is a Director of Southtrust Bank, N.A. Florida.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Flex-funds

The Statement of Addition Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 800-325-3539.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

The Flex-funds

Manager and Investment Advisor:

Meeder Asset Management

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor/The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Board of Trustees

Milton S. Bartholomew

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, Ohio 44145

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$48,400	$52,809
Audit-Related Fees	1,595	—
Tax Fees	14,000	19,260
All Other Fees	4,250	8,910

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $13,410 and $50,800 respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 18, 2005

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	August 18, 2005